The Torray Fund
Ticker: TORYX

Supplement to the Statement of Additional Information dated April 30, 2021

The Statement of Additional Information (“SAI”) of the Torray Fund (the “Fund”) dated April 30, 2021 is hereby amended to reflect the updated information that follows.

The Table listing the Fund’s Independent Trustees on page 6 of the SAI is amended to provide information concerning new Independent Trustee Patrick J. Carolan, whose appointment to the Board was approved by the Trustees of the Fund and subsequently by Fund shareholders at a Special Shareholder Meeting on June 17, 2021, as adjourned until August 24, 2021.

Independent Trustees
Name, Age, Address*and Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held

Carol T. Crawford Age: 78 Trustee and Nominating Committee Chair	Indefinite Term Since 2006	Attorney and International Trade Consultant, McLean, VA	1	None

Bruce C. Ellis Age: 76 Trustee and Audit Committee Chair	Indefinite Term Since 1993	Private Investor, Bethesda, MD	1	None

Wayne H. Shaner** Age: 73 Trustee and Chair of the Board	Indefinite Term Since 1993	Managing Partner, Rockledge Partners, LLC, Investment Advisory Firm Easton, MD (Jan. 2004 – present)	1	None

Patrick J. Carolan Age: 60 Trustee	Indefinite Term Since 2021	Managing Partner & Founder Endeavour Investment Partners, Hingham, MA (since 2006)	1	None
* The mailing address for all of the Fund’s Trustees and Officers is 7501 Wisconsin Ave., Suite 750W, Bethesda, MD 20814-6523

The text on page 7 of the SAI under the heading “Board Leadership Structure” and the subheading “Trustee Qualifications” is amended to provide information concerning the qualifications of new Independent Trustee Patrick J. Carolan.

Patrick J. Carolan – As someone who has served in senior management roles in the investment management and mutual fund industries for over twenty years, Mr. Carolan brings to the Board extensive experience and expertise, particularly focused on mutual fund distribution and product development. The Table on page 8 of the SAI listing the dollar range of equity securities owned by each Trustee in the Fund and in all funds overseen by the Trustees within the same family of investment companies is amended as follows to provide information concerning new Independent Trustee Patrick J. Carolan:

As of the fiscal year ended December 31, 2020, the dollar range of equity securities owned by each Trustee in the Fund and in all funds overseen by the Trustees within the same family of investment companies is as follows:

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Carol T. Crawford	$10,001-$50,000	$10,001-$50,000
Bruce C. Ellis	$0	$0
Wayne H. Shaner	$10,001-$50,000	$10,001-$50,000
Patrick J. Carolan*	$10,001-$50,000	$10,001-$50,000

* The dollar range of Mr. Carolan’s investments are as of August 24, 2021, the date that shareholders approved his nomination to serve as an Independent Trustee of Torray Fund.

The last sentence on page 8 of the SAI, carrying over to the table at the top of page 9 showing the compensation paid to Trustees for the fiscal year ending December 31, 2020, is amended as follows to include information relating to new Independent Trustee Patrick J. Carolan’s compensation for that time period:

The following table exhibits Trustee compensation for the fiscal year ended December 31, 2020.

Name of Trustee	Aggregate Compensation from the Fund	Aggregate Compensation from Fund Complex
Carol T. Crawford	$22,000	$22,000
Bruce C. Ellis	$22,000	$22,000
Wayne H. Shaner	$32,000	$32,000
Patrick J. Carolan	$0	$0
William M Lane	$0	$0

On page 9 of the SAI, the last sentence of the first paragraph under the heading “The Manager” is amended as follows to disclose that Nicholas C. Haffenreffer is a control person of Torray based on his ownership of a greater than 25% voting interest in the company.

“One employee of the Manager, Chief Investment Officer Nicholas C. Haffenreffer, is a control person of the Manager.”

On page 9 of the SAI, the first two sentences of the third paragraph under the heading “The Manager” are amended to reflect certain changes to the description of the Fund’s Management Agreement and Operating Expenses Limitation Agreement with Torray. These changes resulted from the approval of the Fund’s Board, and subsequently the approval of Fund shareholders at a Special Shareholder Meeting on June 17, 2021, as adjourned until August 24, 2021, of a New Management Agreement between the Manager and Torray Fund that was occasioned by a change in control of the Manager that resulted from the death of Robert E. Torray. Those two sentences are amended to read as follows:

The Management Agreement has been approved by the Trustees of the Fund and by shareholders of the Fund at a Special Shareholder Meeting on June 17, 2021, as adjourned until August 24, 2021. By its terms, the Management Agreement will continue in force for an initial two-year term, and then thereafter from year to year, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund.

On page 10 of the SAI, the first full sentence in the paragraph immediately following the table at the top of page 10 showing management fees paid by the Fund for the fiscal the past three fiscal years is amended as follows to extend the effectiveness of the Fund’s Operating Expenses Limitation Payment with the Manager until April 30, 2023.

The Manager has contractually agreed, through April 30, 2023 to waive its management fee and reimburse the Fund for its current Operating Expenses so as to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average annual net assets, to 1.00% (the “Expense Cap”).